Related Parties	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Parties	Related Parties
Certain Plan investments are shares of collective investment trusts, mutual funds and money market funds managed by the Trustee and, therefore, the buying and selling of such investments would qualify as party-in-interest transactions. The total market value of the Plan’s allocated portion of the investments managed by the Trustee was $1,855.6 million, or 78%, and $1,619.9 million, or 76%, at December 31, 2025 and 2024, respectively. During 2025, the Plan’s allocated portion of interest and dividend income, realized gains (losses) and unrealized gains (losses) from investments managed by the Trustee was $21.0 million, $65.6 million and $181.9 million, respectively.
The Northern Trust Company, a Custodian of the Plan, manages a short-term collective investment trust fund held by the Plan and, therefore, the buying and selling of such investments would qualify as party-in-interest transactions. The total market value of the Plan’s allocated portion of the investments managed by the Custodian was $226 thousand and $228 thousand at December 31, 2025 and 2024, respectively. During 2025, the Plan’s allocated portion of interest and dividends from investments managed by the Custodian was not material.
For the year ended December 31, 2025, maintenance fees paid to Vanguard by Plan participants totaled $875 thousand. This amount is included as part of administrative expenses on the Statement of Changes in Net Assets Available for Benefits.
The Plan Sponsor pays for certain expenses related to the Plan, including asset management fees to registered investment companies other than Vanguard, audit fees and legal fees. Expenses that are paid by the Plan Sponsor are excluded from these financial statements.
A participant may change the investment of any portion of the participant’s account that is invested in Assurant, Inc. common stock into one or more other investment funds at any time in accordance with Plan rules. Participants of the Plan may transfer up to 25% of their current account balance into Assurant, Inc. common stock as well as allocate up to 25% of future contributions to Assurant, Inc. common stock.
Each participant who has any portion of their account invested in Assurant, Inc. common stock may elect to have dividends paid on Assurant, Inc. common stock held in their account either paid directly to the participant in cash or to have such dividends reinvested in Assurant, Inc. common stock. Each participant will always be 100% vested in any cash dividends that the participant elects to have either reinvested in Assurant, Inc. common stock or paid in cash to the participant. If a participant fails to make such an election, dividends paid on the Assurant, Inc. common stock will be reinvested in Assurant, Inc. common stock.
At December 31, 2025 and 2024, the Plan held 208,201 shares and 221,470 shares, respectively, of Assurant, Inc. common stock, with a fair value of $50.1 million and $47.2 million, respectively. For the year ended December 31, 2025, the Plan recorded dividend income of $702 thousand from the investment in Assurant, Inc. common stock.